                     STOCK PURCHASE INITIAL INVESTMENT FORM




The name and address above are for mailing purposes only. Please complete one of the boxes below (ACCOUNT LEGAL REGISTRATION) to show the exact name in which the account will be established. (Definitions of Account Legal Registrations are shown on the reverse side.)



PLEASE CHECK ONLY ONE BOX BELOW (/X/)
--------------------------------

If you do not check any box, then FULL DIVIDEND REINVESTMENT will be assumed.

/_/  FULL DIVIDEND REINVESTMENT
     Reinvest all dividends for this account.

/_/  PARTIAL DIVIDEND REINVESTMENT
     Reinvest any dividends that may become payable to me on      *whole shares
     of my stock and invest any voluntary cash payments I may choose to send. *Cannot be greater than the total number of shares currently registered in your name and held for you under the plan.

/_/  CASH PAYMENTS ONLY (NO DIVIDEND REINVESTMENT)
     All dividends will be paid in cash.

Under each of the options above, participants may make additional cash investments by check or money order at any time and/or by automatic deductions from their U.S. bank or financial institution.

                    ACCOUNT LEGAL REGISTRATION (CHOOSE ONE):

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/_/ SINGLE/JOINT ACCOUNT

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Name

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Joint Owner (if any)

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Joint Owner (if any)

/_/_/_/-/_/_/-/_/_/_/_/
TIN (Social Security Number)
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/_/ CUSTODIAL ACCOUNT

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Custodian's Name (only one custodian permitted)

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Minor's Name

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Minor's State of Residence

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Minor's TIN (Social Security Number)
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/_/ TRUST ACCOUNT

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Trust Name or Beneficiary

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Trustee Name

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Date of Trust

/_/_/-/_/_/_/_/_/_/

TIN (Employer Identification Number)
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ACCOUNT ADDRESS

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Street                                                          Apt. No.
                                                          (   )
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City                      State       Zip Code            Daytime Phone No.

Under penalties of perjury, I certify (1) that the number shown on this form is my correct Taxpayer Identification Number and (2) that I am not subject to backup withholding because either I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the Internal Revenue Service has notified me that I am no longer subject to backup withholding. (if you have been notified that you are subject to backup withholding due to notified payee underreporting, and if you have not received a notice from the IRS advising you that backup withholding has terminated, strike out the language in clause 2 above.)

SIGNATURE(s)

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All joint owners must sign . . .

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This form will be rejected if it is not properly signed.

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DATE

Enclosed is a check for
(CHECK must be payable In U.S. Dollars.) $

PLEASE REFER TO THE ENCLOSED PLAN DESCRIPTION FOR THE MINIMUM AMOUNT OF THE INITIAL INVESTMENT.

/_/ Please check this box and complete the information on the reverse side if you wish to make additional cash investments by AUTOMATIC DEDUCTIONS from your bank or financial institution.

This form, when completed and signed, should be mailed with your check or money order (if applicable) in the enclosed envelope. If you do not have the envelope, mail your payment (if applicable) and the form to Investment Plan Services, P.O. Box 13517, Newark, NJ 07188-0001.

Participation in the Plan is subject to the terms as outlined in the enclosed Plan description. For information, participants may write to the plan administrator at the above address or call them at the telephone number listed in the enclosed plan description.

                                                                   (SEE REVERSE)


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                   DEFINITIONS OF ACCOUNT LEGAL REGISTRATIONS

1. SINGLE/JOINT:  Joint account will be presumed to be joint tenants with right of survivorship unless restricted by applicable state law or otherwise indicated. Only one Social Security Number is required.

2. CUSTODIAL:     A minor is the beneficial owner of the account with an adult custodian managing the account until the minor becomes of age, as specified in the Uniform Gifts or Transfers to Minors Act in the minor's state of residence.

3. TRUST:         Account is established in accordance with the provisions of a trust agreement.

                  AUTHORIZATION FORM FOR AUTOMATIC DEDUCTIONS

  COMPLETE THE INFORMATION BELOW FOR STOCK PURCHASES USING AUTOMATIC DEDUCTIONS

Deductions can only be made from accounts at U.S. banks and financial institutions.

PLEASE PRINT ALL INFORMATION

1.  Type of Account: /_/ Checking /_/ Savings

2.  /_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/
    Bank Account Number (see example below)

3.  /_/_/_/_/_/_/_/_/_/
    Bank Routing Number (see example below)

4.  $
     ------------------------------
    Amount of automatic deduction. (Refer to the enclosed plan description for the minimum amount.)

5.  Cycle: /_/ 1st /_/ 2nd

    Refer to the enclosed plan description for the frequency of automatic deductions. If the plan permits deductions once a month, you need not complete this portion. If the plan permits deductions twice per month, you must indicate your choice of deduction dates, either the earlier date (1st cycle) or later date (2nd cycle), or both.

6.  /_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/
    Name on Bank Account (see example below)

7.  /_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/
    Financial Institution (see example)

    /_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/
    Branch Name

    /_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/
    Branch Street Address

    /_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/
    Branch City, State and Zip Code

Please enclose a copy of a VOIDED check or a savings deposit slip to verify banking information.

I (We) hereby authorize the plan administrator to make monthly deductions from my (our) checking or savings account in the amount stated above. These funds will be used to purchase shares to be held for my (our) account.

Signature(s)
            ----------------------- --------------------------------------------
Date ____________________ Daytime Phone Number  (   )
                                               ---------------------------------

USE THIS ILLUSTRATION AS A GUIDE TO HELP YOU COMPLETE THE AUTHORIZATION FORM
ABOVE

                 --------------------------------------------------------------
 Name on         JOHN A. DOE o MARY B. DOE
 Bank Account    123 Y0UR STREET
                 ANYWHERE, U.S.A, 12345                 ___________ 20 _____

                 PAY TO THE
                 ORDER OF                                              --------
                 --------------------------------------------------  $
                                                                       --------
                                                                        DOLLARS
                 ------------------------------------------------
 Financial        First National Bank
 Institution and     of Anywhere
 Branch            123 Main Street
 Information    Anywhere, U.S.A. 12345

                FOR                                     SAMPLE (NON-NEGOTIABLE)
                -----------------------------------   -------------------------
                  |: 0 2 1 0 0 1 0 1 3 |:     ||. 3 3 2 1 1 1 1 4 3 ||.
                ---------------------------------------------------------------
                    Bank Routing Number          Bank Account Number